Exhibit 99.3

FIVE-YEAR SUMMARY OF SELECTED FINANCIAL DATA
(in thousands, except per share data)

                                                       For the years ended and at December 31,
                                               1997                     1996                 1995
                                            ----------                --------             --------
INCOME STATEMENT DATA:(a)(b)

Sales                                       $1,034,384                $641,440             $477,359
                                            ==========                ========             ========
Income (loss) from continuing
      operations                            $   54,105 (d)(e)(f)      $ 43,663 (h)(i)      $ 17,521 (j)
Loss from discontinued operations               (2,154)(g)                (389)(g)           (1,546)(g)
Cumulative effect of
      accounting change                             --                      --                   --
                                            ----------                --------             --------
Net income (loss)                               51,951 (d)(e)(f)(g)     43,274 (g)(h)(i)     15,975 (g)(j)
Deemed dividend on preferred stock                  --                      --               (2,712)(k)
                                            ----------                --------             --------
Net income (loss) available to common
      stockholders                          $   51,951 (d)(e)(f)(g)   $ 43,274 (g)(h)(i)   $ 13,263 (g)(j)(k)
                                            ==========                ========             ========
Earnings per share data:(c)
Basic:
      Income (loss) from continuing
        operations available to
        common stockholders                 $     0.63 (d)(e)(f)      $   0.62 (h)(i)      $   0.26 (j)
      Loss from discontinued operations          (0.02)(g)                  -- (g)            (0.02)(g)
      Cumulative effect of
        accounting change                           --                      --                   --
                                            ----------                --------             --------
      Net income (loss) available to
        common stockholders                 $     0.61 (d)(e)(f)(g)   $   0.62 (g)(h)(i)   $   0.24 (g)(j)(k)
                                            ==========                ========             ========
Diluted:
      Income (loss) from continuing
        operations available to
        common stockholders                 $     0.62 (d)(e)(f)      $   0.57 (h)(i)      $   0.26 (j)
      Loss from discontinued operations          (0.02)(g)                  -- (g)            (0.02)(g)
      Cumulative effect of
        accounting change                           --                      --                   --
                                            ----------                --------             --------
      Net income (loss) available to
        common stockholders                 $     0.60 (d)(e)(f)(g)   $   0.57 (g)(h)(i)   $   0.24 (g)(j)(k)
                                            ==========                ========             ========


Dividends per share                         $     0.07                $   0.06             $   0.05
                                            ==========                ========             ========


BALANCE SHEET DATA:(a)(b)
Working capital                             $  354,825                $342,401             $112,091
Total assets                                 1,412,146                 828,309              405,312
Long-term debt(q)(r)                           359,148                   5,755               85,046
Stockholders' equity(s)(t)                     829,753                 689,219              228,853



                                           For the years ended and at December 31,
                                               1994                      1993
                                             ---------                --------
INCOME STATEMENT DATA:(a)(b)

Sales                                        $ 365,640                $258,549
                                             =========                ========
Income (loss) from continuing
      operations                             $  (6,557)(l)(m)(n)      $  9,659 (o)
Loss from discontinued operations               (1,245)(g)                  --
Cumulative effect of
      accounting change                             --                     280 (p)
                                             ---------                --------
Net income (loss)                               (7,802)(g)(l)(m)(n)      9,939 (o)(p)
Deemed dividend on preferred stock                  --                      --
                                             ---------                --------
Net income (loss) available to common
      stockholders                           $  (7,802)(g)(l)(m)(n)   $  9,939 (o)(p)
                                             =========                ========
Earnings per share data:(c)
Basic:
      Income (loss) from continuing
        operations available to
        common stockholders                  $   (0.13)(l)(m)(n)      $   0.21 (o)
      Loss from discontinued operations          (0.03)(g)                  --
      Cumulative effect of
        accounting change                           --                    0.01 (p)
                                             ---------                --------
      Net income (loss) available to
        common stockholders                  $   (0.16)(g)(l)(m)(n)   $   0.22 (o)(p)
                                             =========                ========
Diluted:
      Income (loss) from continuing
        operations available to
        common stockholders                  $   (0.13)(l)(m)(n)      $   0.21 (o)
      Loss from discontinued operations          (0.03)(g)                  --
      Cumulative effect of
        accounting change                           --                    0.01 (p)
                                             ---------                --------
      Net income (loss) available to
        common stockholders                  $   (0.16)(g)(l)(m)(n)   $   0.22 (o)(p)
                                             =========                ========


Dividends per share                          $   0.045                $   0.04
                                             =========                ========


BALANCE SHEET DATA:(a)(b)
Working capital                              $ 127,875                $ 83,458
Total assets                                   359,886                 258,893
Long-term debt(q)(r)                            89,645                  87,898
Stockholders' equity(s)(t)                     194,074                 102,930

(a) The accompanying consolidated financial statements have been restated for all periods presented to include the results of operations of CompScript, Inc. ("CompScript") and IBAH, Inc. ("IBAH"), acquired in June 1998 pooling-of-interests transactions. CompScript and IBAH completed pooling-of-interests transactions which were included in their financial statements used to prepare the Omnicare restated financial statements. The impact of certain other pooling-of-interests transactions completed by Omnicare on the Company's historical consolidated financial statements were not material; consequently, prior period and current year financial statements have not been restated for these transactions.

(b)  The Company has had an active acquisition program in effect since 1989. See
     Note 2 of the Notes to Consolidated Financial Statements for information concerning these acquisitions.

(c) The earnings per share data have been restated with the Company's required adoption of Statement of Financial Accounting Standard No. 128, "Earnings per Share."

(d) Includes acquisition expenses of $4,321 before taxes (Omnicare $3,457; CompScript $688; IBAH $176) relating to pooling-of-interests transactions. Such expenses, on an aftertax basis, were $3,935 (Omnicare $3,071; CompScript $688; IBAH $176), or $.05 per basic and diluted share. For the year ended December 31, 1997, income from continuing operations, excluding these expenses as well as the aftertax nonrecurring expenses of $7,665 discussed at (e) and (f) below, was $65,705 ($.77 per basic and $.76 per diluted share).

(e) Includes pretax nonrecurring charges of $1,208 ($1,208 aftertax, or $.01 per basic and diluted share) and $6,313 ($5,958 aftertax, or $.07 per basic and diluted share) relating to a restructuring plan for IBAH's international unit and Omnicare's estimated costs and legal and other expenses associated with the tentative settlement of the government investigation of Home Pharmacy Services, Inc. (a wholly-owned subsidiary of Omnicare), respectively.

(f) Includes the loss on the realization of a CompScript note receivable. Such loss, on an aftertax basis, was $499, or $.01 per basic and diluted share.

(g) Represents the closure of the software commercialization unit of Research Biometrics, Inc. ("RBI," a subsidiary of IBAH) in 1997 and 1996 and the divestiture of the Drug Delivery Services Division of IBAH in 1995 and 1994. All operating results of these businesses have been reclassified from continuing operations to discontinued operations.

(h) Includes acquisition expenses of $1,624 before taxes (Omnicare $690; CompScript $934) relating to pooling-of-interests transactions. Such expenses, on an aftertax basis, were $1,468 (Omnicare $534; CompScript $934), or $.02 per basic and diluted share. For the year ended December 31, 1996, income from continuing operations, excluding these expenses as well as the aftertax nonrecurring expenses of $510 discussed at (i) below, was $45,641 ($.65 per basic and $.59 per diluted share).

(i) Includes a charge of $510 relating to the purchase of RBI (a subsidiary of IBAH), representing the write-off of the portion of the RBI purchase price allocated to in-process software research and development. Such expenses, on an aftertax basis, were $510, or $.01 per basic and diluted share.

(j) Includes acquisition expenses before taxes of $1,292 relating to Omnicare's pooling-of-interests transaction with Specialized Pharmacy Services, Inc. Such expenses, on an aftertax basis, were $989, or $.02 and $.01 per basic and diluted share, respectively. For the year ended December 31, 1995, income from continuing operations available to common stockholders excluding these expenses as well as the CompScript aftertax nonrecurring expenses of $3,862 relating to a goodwill impairment charge and contract termination settlement expenses (discussed at Note 14 of the Notes to Consolidated Financial Statements) and the aftertax deemed dividend on preferred stock of $2,712 (discussed at Note 17 of the Notes to Consolidated Financial Statements), was $22,372 ($.40 per basic and $.37 per diluted share).

(k) See Note 17 of the Notes to Consolidated Financial Statements for a discussion of the IBAH deemed dividend on preferred stock.

(l) Includes acquisition expenses of $2,380 before taxes relating to Omnicare's pooling-of-interests transaction with Evergreen Pharmaceutical, Inc. and Evergreen Pharmaceutical East, Inc. Such expenses, on an aftertax basis, were $1,860, or $.04 and $.03 per basic and diluted share, respectively. For the year ended December 31, 1994, income from continuing operations excluding these expenses as well as the aftertax nonrecurring expenses of $18,668 discussed at (m) and (n) below was $13,971 ($.29 per basic and $.28 per diluted share).

(m) Includes a pretax nonrecurring charge of $18,300 ($18,300 after taxes, or $.38 per basic and $.30 per diluted share) for acquired research and development in connection with IBAH's merger with Affinity.

(n) Includes a pretax nonrecurring charge of $368 ($368 after taxes, or $.01 per basic and diluted share) for a loss on the start-up of CompScript's pharmacy benefit management business.

(o) Includes a one-time cumulative tax benefit of $450, or $.01 per share (basic and diluted), arising from a change in tax laws enacted in August 1993 relating to the amortization of intangibles.

(p) Aftertax gain representing the cumulative effect of a change in accounting for income taxes.

(q) In 1997, the Company issued $345 million of Convertible Subordinated Notes due 2007 (See Note 6 of the Notes to Consolidated Financial Statements).

(r) In 1993, the Company issued $80.5 million of Convertible Subordinated Notes due 2003 (See Note 6 of the Notes to Consolidated Financial Statements).

(s) In 1996, Omnicare and IBAH sold 6,241 (pre-1996 Omnicare stock split) shares of Common Stock in public offerings, resulting in net proceeds of $297,170 (See Note 7 of the Notes to Consolidated Financial Statements).

(t) In 1994, the Company sold approximately 6,495 shares of Common Stock in a public offering, resulting in net proceeds of $59,211.